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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55246) of iManage, Inc. of our report dated January 16, 2003, except for Note 17, which is as of March 19, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PRICEWATERHOUSE COOPERS
PRICEWATERHOUSE COOPERS

San Jose, California
March 26, 2003